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                                                                    EXHIBIT 10.1

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 27th day of June, 2003 (this "Amendment"), is made among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation with its principal offices in Branchville, New Jersey ("Parent"), and SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation with its principal offices in Branchville, New Jersey ("SICA," and collectively with the Parent, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) ("Lender"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement referred to below, as amended by this Amendment. Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Amendment.

                                    RECITALS

         A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999, as amended (the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrower upon the terms and conditions set forth therein.

         B. The Borrower has requested an extension of the maturity of such revolving credit facility, as more fully set forth herein, and the Lender has agreed to such extension upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE II

                          AMENDMENT TO CREDIT AGREEMENT

         2.1 Section 1.1 is hereby amended by adding the following definition thereto in appropriate alphabetical order:

         "        "Amendment Fee Letter" shall mean the letter from Wachovia to the Parent, dated June 26, 2003, relating to certain fees payable by the Borrower in respect of the transactions contemplated by the Seventh Amendment, as amended, modified or supplemented from time to time."

         "        "Seventh Amendment" shall mean the Seventh Amendment to Credit
         Agreement, dated as of June 27, 2003, among the Borrowers and the Lender, which amends this Agreement."

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         2.2      Section 1.1 is hereby further amended by replacing the
following definitions, as currently set forth therein, with the definitions as set forth below:

         "        "Adjusted LIBOR Rate" shall mean, at any time with respect to any Loan, a rate per annum equal to the LIBOR Rate as in effect at such time plus 0.65% (65 basis points)."

         "        "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment and as further amended, modified or supplemented from time to time."

         "        "Maturity Date" shall mean June 26, 2004 or such later date to which the Maturity Date may be extended pursuant to Section 2.18."

         2.3 Section 2.9(a) is hereby amended by replacing the reference therein to "0.125%" with "0.14%."

         2.4 Section 2.18 is hereby amended by replacing the references therein to "June 27, 2003" with "June 26, 2004."

         2.5 Section 9.5(a) is deleted in its entirety and is replaced with the following:

         "        (a)   if to the Borrowers, to Selective Insurance Group, Inc.,
                  40 Wantage Avenue, Branchville, New Jersey 07890, Attention:
                  Dale A. Thatcher, Chief Financial Officer and Treasurer, Telecopy No. (973) 948-0282, with a copy to Selective Insurance Group, Inc. Attention: Richard W. Berstein, General Counsel, Telecopy No. (973) 948-0282;

         2.6 Section 9.5(b) is deleted in its entirety and is replaced with the following:

         "        (b)   if to the Lender, to it at the address set forth on its
         signature page to the Seventh Amendment;"

         2.7 Section 6.1 is hereby amended by replacing the reference therein to "$365,000,000" with "$390,000,000."

         2.8 The Credit Agreement is further amended by adding the following new Section 5.12 thereto:

         "5.12 Reciprocal Benefit. If the Borrowers shall agree to different or additional covenants, representations or defaults in connection with the Indebtedness referred to in clause (b) of Section 7.2(iii), the Borrowers shall give Lender prompt written notice of such different or additional covenants, representations, or defaults (enclosing a copy thereof), and Lender shall have the right (but not the obligation) to have any or all of such different or additional covenants, representations or defaults incorporated by reference into the Credit Agreement by written notice to the Borrowers specifying the particular covenants, representations and/or defaults to be incorporated by reference into the Credit Agreement."

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                                   ARTICLE III

                                  EFFECTIVENESS

         This Amendment shall become effective on June 27, 2003 (the "Seventh Amendment Effective Date"), provided that the following conditions shall have been satisfied as of such date:

         3.1 Representations and Warranties; Officer's Certificate. The following shall be true and the Lender shall have received a certificate, signed by the president, chief executive officer or chief financial officer of each Borrower, dated the Seventh Amendment Effective Date, in form and substance satisfactory to the Lender, certifying that (i) each of the representations and warranties of such Borrower contained in this Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Seventh Amendment Effective Date and after giving effect to this Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), and (ii) on and as of the Seventh Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         3.2 Amendment Fee. The Borrowers shall have paid to Wachovia the unpaid amount of the fee described in the Amendment Fee Letter.

         3.3 Secretary's Certificates. With respect to each Borrower, the Lender shall have received a certificate, signed by the secretary or an assistant secretary of such Borrower, dated the Seventh Amendment Effective Date, in form and substance satisfactory to the Lender, certifying that (i) since October 22, 1999, there has been no amendment to the articles of incorporation or bylaws of such Borrower (or, if and to the extent any of the foregoing have been amended since such date, a statement to such effect, attaching copies thereof), and (ii) attached thereto is a true and complete copy of resolutions adopted by the board of directors of such Borrower authorizing the execution, delivery and performance of this Amendment.

         3.4 Fees and Expenses. The Borrower shall have paid all fees and expenses of the Lender required under the Credit Agreement to have been paid on or prior to the Seventh Amendment Effective Date, including without limitation the reasonable fees and expenses of counsel to the Lender.

         3.5 No Material Adverse Change. Since December 31, 2002, there shall not have occurred any Material Adverse Change.

         3.6 Other Documents. The Lender shall have received such other documents, certificates, opinions and instruments in connection with this Amendment as it shall have reasonably requested.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to this Amendment:

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         (a)      Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         (b) On and as of the Seventh Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                                    ARTICLE V

                                     GENERAL

         5.1 Full Force and Effect. From and after the Seventh Amendment Effective Date, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of, or consent to departure from, any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding New York General Obligations Law
Section 5-1401).

         5.3 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         5.4 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         5.5 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         5.6 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

                   [signatures appear on the following pages]

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed by its duly authorized officer as of the day and year first above written.

                                SELECTIVE INSURANCE GROUP, INC.

                                By: /s/ Gregory E. Murphy
                                    --------------------------------------------

                                Name: Gregory E. Murphy

                                Title: Chairman and Chief Executive Officer

                                SELECTIVE INSURANCE COMPANY OF AMERICA

                                By: /s/ Gregory E. Murphy
                                    --------------------------------------------

                                Name: Gregory E. Murphy

                                Title: Chairman and Chief Executive Officer

                              (signatures continue)

                                SIGNATURE PAGE TO
                                SEVENTH AMENDMENT

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                                WACHOVIA BANK, NATIONAL ASSOCIATION
                                (formerly known as First Union National Bank)

                                By: /s/ Kimberly Shaffer
                                    --------------------------

                                Name: Kimberly Shaffer

                                Title: Director

                               SIGNATURE PAGE TO
                               SEVENTH AMENDMENT